Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2008

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except for the consolidated balance sheet and statement of income at and for the year ended December 31, 2007.

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information. Amounts may not reconcile exactly due to small rounding differences.

•	NM—Not meaningful; NR—Not Reported; NA—Not applicable

Cautionary Note Regarding Forward-Looking Statements:

This financial supplement may contain forward-looking statements which involve inherent risks and uncertainties. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of other important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in our most recent annual report on Form 10-K, quarterly report on Form 10-Q and our other documents on file with the Securities and Exchange Commission. AXIS undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

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AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment provides insurance coverage on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical damage and business interruption coverage primarily for industrial and commercial properties and physical damage, business interruption and liability coverage for onshore energy properties and operations. The book consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for hull, liability, cargo and specie and recreational marine risks. These risks include property damage or physical loss to ships, pollution damage caused by vessels on a sudden and accidental basis, protection for general cargo and the contents of armored cars, vaults, exhibitions and museums, and specific war related risks. This line of business also provides physical damage, business interruption and liability coverage for offshore energy property and operations.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: includes hull and liability and specific war coverage for passenger and cargo airlines and privately owned aircraft as well as select aviation product liability coverage.

Political risk: provides protection against sovereign default or sovereign actions that result in the impairment of cross-border investments for banks and major corporations. This book also provides sovereign and corporate credit insurance within emerging markets, where lenders seek to mitigate the risk of non-payment from their borrowers.

Professional lines: includes coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, media, cyber, technology and miscellaneous professional liability coverage.

Liability: primarily targets general liability and umbrella and excess liability in the U.S. excess and surplus lines markets. Target classes include mercantile, manufacturing and building/premises, with particular emphasis on commercial and consumer products, commercial construction and miscellaneous general liability.

Accident and Health: primarily provides employee medical coverage for self-insured, small and medium sized employers for losses in excess of a retention.

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AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides property and casualty reinsurance to insurance companies on a worldwide basis. The following are the lines of business we write on both a treaty and facultative basis:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our ceding company clients. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis, meaning that our exposure only arises when our customers’ claims exceed a certain retained amount.

Property: includes reinsurance written on both a pro rata and a per risk basis and covers underlying personal lines and commercial property exposures. Property pro rata treaty reinsurance covers a cedent’s aggregate losses from all events in the covered period on a proportional basis. Property per risk treaty reinsurance reinsures a portfolio of particular property risks of ceding companies on an excess of loss basis.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice and miscellaneous errors and omissions insurance risks.

Credit and Bond: consists principally of reinsurance of trade credit insurance products and includes both proportional and excess-of loss structures. The underlying insurance indemnifies sellers of goods and services against a payment default by the buyer of those goods and services. Also included in this book is coverage for ceding insurers against losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world, but predominantly in Europe.

Motor: provides coverage to insurers for motor liability losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty lines, including auto liability, general liability, personal and commercial umbrella and workers’ compensation.

Engineering: provides coverage for all types of civil construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes operational risks for machinery, plant and equipment, electronic equipment and business interruption. We write engineering business on a proportional and non-proportional treaty basis as well as on a facultative basis.

Other: includes aviation, marine, personal accident and crop reinsurance.

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AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended March 31,
		2008	2007	Change
HIGHLIGHTS	Gross premiums written	$1,264,181	$1,302,622	(3.0)%
	Gross premiums written - Insurance	34.4%	33.5%	0.9%
	Gross premiums written - Reinsurance	65.6%	66.5%	(0.9)%

	Net premiums written	$1,091,775	$1,139,357	(4.2)%

	Net premiums earned	$658,634	$685,304	(3.9)%
	Net premiums earned - Insurance	45.5%	46.0%	(0.5)%
	Net premiums earned - Reinsurance	54.5%	54.0%	0.5%

	Net income available to common shareholders	$237,722	$227,579	4.5%
	Reserve for losses and loss expenses	5,814,208	5,186,191	12.1%
	Total shareholders’ equity	5,371,422	4,641,747	15.7%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$1.66	$1.51	9.7%
	Diluted earnings per common share	$1.48	$1.37	8.3%
	Weighted average common shares outstanding	143,239	150,433	(4.8)%
	Diluted weighted average common shares outstanding	160,184	166,035	(3.5)%
	Book value per common share	$33.69	$27.54	22.4%
	Diluted book value per common share (treasury stock method)	$29.96	$25.11	19.3%

FINANCIAL RATIOS	ROACE, net income available to common shareholders [a]	20.0%	22.6%	(2.6)%

	Net loss and loss expense ratio	54.9%	57.3%	(2.4)%
	Acquisition cost ratio	14.3%	14.3%	0.0%
	General and administrative expense ratio	12.0%	9.1%	2.8%

	Combined ratio	81.2%	80.7%	0.5%

INVESTMENT DATA	Total assets	$15,640,194	$14,612,437	7.0%
	Total cash and investments [b]	10,753,782	9,966,443	7.9%
	Net investment income	85,651	125,280	(31.6)%
	Investment income from other investments	(35,690)	25,310	(241.0)%
	Net realized investment gains	35,685	301	11,755.5%
	Total return on cash and investments [c]	0.9%	1.5%	(0.6)%
	Annualized effective yield of invested assets [d]	4.9%	4.9%	—

[a]	Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Percentages presented are annualized for the respective quarters.

[b]	Cash and investments represents the total cash, fixed maturity investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[c]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.

[d]	Annualized effective yield of invested assets is calculated by dividing the net income generated from invested assets by the average balance of the assets managed by our external investment managers.

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AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
UNDERWRITING REVENUES
Gross premiums written	$1,264,181	$572,865	$755,224	$959,378	$1,302,622	$1,164,740
Premiums ceded	(172,406)	(187,710)	(171,322)	(204,036)	(163,265)	(172,412)

Net premiums written	1,091,775	385,155	583,902	755,342	1,139,357	992,328

Gross premiums earned	835,514	860,421	870,752	876,640	852,003	792,370
Ceded premiums amortized	(176,880)	(191,101)	(184,907)	(182,699)	(166,699)	(158,776)

Net premiums earned	658,634	669,320	685,845	693,941	685,304	633,594

Other insurance related income	2,002	273	1,005	693	1,940	624

Total underwriting revenues	660,636	669,593	686,850	694,634	687,244	634,218

UNDERWRITING EXPENSES
Net losses and loss expenses	361,681	290,546	328,193	358,723	392,797	358,658
Acquisition costs	94,480	90,574	100,039	95,745	98,139	89,704
General and administrative expenses	65,189	81,785	59,090	54,390	50,266	43,769

Total underwriting expenses	521,350	462,905	487,322	508,858	541,202	492,131

UNDERWRITING INCOME	139,286	206,688	199,528	185,776	146,042	142,087

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	85,651	125,000	118,908	113,685	125,280	93,568
Net realized gains (losses) on investments	35,685	10,778	(1,192)	(4,656)	301	(10,929)
Interest expense and financing costs	(7,958)	(7,912)	(13,929)	(14,169)	(15,144)	(8,085)

Total other operating revenue	113,378	127,866	103,787	94,860	110,437	74,554

OTHER (EXPENSES) REVENUE
Net foreign exchange gains	20,297	349	7,202	6,883	2,391	9,264
Corporate expenses [a]	(13,561)	(11,053)	(20,723)	(14,184)	(12,340)	(11,642)

Total other (expenses) revenue	6,736	(10,704)	(13,521)	(7,301)	(9,949)	(2,378)

INCOME BEFORE INCOME TAXES	259,400	323,850	289,794	273,335	246,530	214,263
Income tax expense	(12,459)	(8,547)	(10,677)	(12,519)	(9,747)	(9,447)

NET INCOME	246,941	315,303	279,117	260,816	236,783	204,816
Preferred share dividends	(9,219)	(9,203)	(9,142)	(9,226)	(9,204)	(9,631)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$237,722	$306,100	$269,975	$251,590	$227,579	$195,185

KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	54.9%	43.4%	47.9%	51.7%	57.3%	56.6%
Acquisition cost ratio	14.3%	13.5%	14.6%	13.8%	14.3%	14.2%
General and administrative expense ratio [a]	12.0%	13.9%	11.6%	9.9%	9.1%	8.7%

Combined ratio	81.2%	70.8%	74.1%	75.4%	80.7%	79.5%

Weighted average basic shares outstanding	143,239	143,877	146,845	149,027	150,433	149,314
Weighted average diluted shares outstanding	160,184	161,732	164,064	166,320	166,035	163,555
Basic earnings per common share	$1.66	$2.13	$1.84	$1.69	$1.51	$1.31
Diluted earnings per common share	$1.48	$1.89	$1.65	$1.51	$1.37	$1.19
ROACE [b]	20.0%	26.9%	25.0%	24.1%	22.6%	25.4%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.
[b]	Percentages presented are annualized for each quarter.

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AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Quarter ended			Quarter ended
	March 31, 2008			March 31, 2007
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$434,857	$829,324	$1,264,181	$436,488	$866,134	$1,302,622
Net premiums written	271,732	820,043	1,091,775	282,046	857,311	1,139,357

Gross premiums earned	472,603	362,911	835,514	478,842	373,161	852,003
Ceded premiums amortized	(173,046)	(3,834)	(176,880)	(163,910)	(2,789)	(166,699)

Net premiums earned	299,557	359,077	658,634	314,932	370,372	685,304
Other insurance related income	1,187	815	2,002	767	1,173	1,940

Total underwriting revenues	300,744	359,892	660,636	315,699	371,545	687,244

UNDERWRITING EXPENSES
Net losses and loss expenses	159,450	202,231	361,681	185,952	206,845	392,797
Acquisition costs	31,714	62,766	94,480	35,348	62,791	98,139
General and administrative expenses	47,819	17,370	65,189	35,523	14,743	50,266

Total underwriting expenses	238,983	282,367	521,350	256,823	284,379	541,202

UNDERWRITING INCOME	$61,761	$77,525	$139,286	$58,876	$87,166	$146,042

KEY RATIOS
Net loss and loss expense ratio	53.2%	56.3%	54.9%	59.0%	55.8%	57.3%
Acquisition cost ratio	10.6%	17.5%	14.3%	11.2%	17.0%	14.3%
General and administrative expense ratio	16.0%	4.8%	9.9%	11.3%	4.0%	7.3%
Corporate expense ratio			2.1%			1.8%

Combined ratio	79.8%	78.6%	81.2%	81.5%	76.8%	80.7%

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AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Quarter ended
	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
INSURANCE SEGMENT
Property	$127,291	$150,283	$147,033	$223,884	$138,396	$128,471
Marine	64,887	19,984	49,971	70,183	77,892	73,739
Terrorism	8,349	10,216	11,672	17,082	12,787	16,420
Aviation	17,486	28,788	14,518	10,940	16,140	39,194
Political risk	54,576	75,410	71,442	56,720	28,977	14,050
Professional lines	108,177	146,095	123,824	161,371	97,325	93,780
Liability	49,923	74,294	53,158	67,627	53,483	61,163
Accident and Health	4,168	4,256	9,111	4,864	11,488	10,233

TOTAL INSURANCE SEGMENT	434,857	509,326	480,729	612,671	436,488	437,050

REINSURANCE SEGMENT
Catastrophe	$212,948	$8,743	$76,044	$142,602	$244,125	$227,501
Property	141,408	(578)	55,965	78,817	147,159	101,580
Professional lines	87,376	27,909	54,645	59,060	88,426	93,442
Credit and bond	134,574	5,363	6,705	8,789	104,119	89,483
Motor	75,526	902	5,886	9,080	81,131	67,329
Liability	108,759	8,477	59,233	30,973	145,929	113,120
Engineering	53,224	10,428	13,577	9,611	38,350	16,520
Other	15,509	2,295	2,439	7,775	16,894	18,715

TOTAL REINSURANCE SEGMENT	829,324	63,539	274,495	346,707	866,134	727,690

CONSOLIDATED TOTAL	$1,264,181	$572,865	$755,224	$959,378	$1,302,622	$1,164,740

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AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
UNDERWRITING REVENUES
Gross premiums written	$434,857	$509,326	$480,729	$612,671	$436,488	$437,050
Net premiums written	271,732	322,111	315,605	406,885	282,046	275,150

Gross premiums earned	472,603	480,158	483,046	479,874	478,842	478,502
Ceded premiums amortized	(173,046)	(186,820)	(181,121)	(181,629)	(163,910)	(155,789)

Net premiums earned	299,557	293,338	301,925	298,245	314,932	322,713
Other insurance related income	1,187	123	610	360	767	624

Total underwriting revenues	300,744	293,461	302,535	298,605	315,699	323,337

UNDERWRITING EXPENSES
Net losses and loss expenses	159,450	101,652	113,092	133,568	185,952	156,170
Acquisition costs	31,714	28,911	34,721	27,442	35,348	37,456
General and administrative expenses	47,819	57,858	43,262	39,167	35,523	33,055

Total underwriting expenses	238,983	188,421	191,075	200,177	256,823	226,681

UNDERWRITING INCOME	$61,761	$105,040	$111,460	$98,428	$58,876	$96,656

KEY RATIOS
Net loss and loss expense ratio	53.2%	34.7%	37.5%	44.8%	59.0%	48.4%
Acquisition cost ratio	10.6%	9.9%	11.5%	9.2%	11.2%	11.6%
General and administrative expense ratio	16.0%	19.7%	14.3%	13.1%	11.3%	10.2%

Combined ratio	79.8%	64.3%	63.3%	67.1%	81.5%	70.2%

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AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
UNDERWRITING REVENUES
Gross premiums written	$829,324	$63,539	$274,495	$346,707	$866,134	$727,690
Net premiums written	820,043	63,044	268,297	348,457	857,311	717,178

Gross premiums earned	362,911	380,263	387,706	396,766	373,161	313,868
Ceded premiums amortized	(3,834)	(4,281)	(3,786)	(1,070)	(2,789)	(2,987)

Net premiums earned	359,077	375,982	383,920	395,696	370,372	310,881
Other insurance related income	815	150	395	333	1,173	—

Total underwriting revenues	359,892	376,132	384,315	396,029	371,545	310,881

UNDERWRITING EXPENSES
Net losses and loss expenses	202,231	188,894	215,101	225,155	206,845	202,488
Acquisition costs	62,766	61,663	65,318	68,303	62,791	52,248
General and administrative expenses	17,370	23,927	15,828	15,223	14,743	10,714

Total underwriting expenses	282,367	274,484	296,247	308,681	284,379	265,450

UNDERWRITING INCOME	$77,525	$101,648	$88,068	$87,348	$87,166	$45,431

KEY RATIOS
Net loss and loss expense ratio	56.3%	50.2%	56.0%	56.9%	55.8%	65.1%
Acquisition cost ratio	17.5%	16.4%	17.0%	17.3%	17.0%	16.8%
General and administrative expense ratio	4.8%	6.4%	4.1%	3.8%	4.0%	3.4%

Combined ratio	78.6%	73.0%	77.1%	78.0%	76.8%	85.3%

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AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
ASSETS
Investments:
Fixed maturity investments, available for sale, at fair value	$8,423,794	$8,331,666	$7,814,855	$7,219,836	$6,805,333	$6,047,556
Other investments, at fair value	652,111	645,987	612,429	1,106,409	1,094,828	543,866

Total investments	9,075,905	8,977,653	8,427,284	8,326,245	7,900,161	6,591,422
Cash and cash equivalents	1,578,801	1,332,921	1,830,852	1,837,675	2,090,834	1,511,619
Accrued interest receivable	80,990	87,338	76,257	82,151	68,056	58,602
Insurance and reinsurance premium balances receivable	1,607,609	1,231,494	1,385,486	1,604,193	1,507,855	1,316,318
Reinsurance recoverable balances	1,330,965	1,280,295	1,247,720	1,217,807	1,307,609	1,456,560
Reinsurance recoverable balances on paid losses	95,348	76,598	97,047	119,904	94,284	18,946
Deferred acquisition costs	369,000	276,801	331,290	346,318	345,904	266,566
Prepaid reinsurance premiums	238,466	242,940	246,027	259,474	238,359	295,215
Securities lending collateral	1,025,343	865,256	861,280	916,388	895,832	984,847
Net receivable for investments sold	18,086	86,356	—	—	—	—
Goodwill and intangible assets	61,344	61,653	61,967	62,511	28,786	36,056
Other assets	158,337	156,004	146,694	156,308	134,757	119,504

TOTAL ASSETS	$15,640,194	$14,675,309	$14,711,904	$14,928,974	$14,612,437	$12,655,655

LIABILITIES
Reserve for losses and loss expenses	$5,814,208	$5,587,311	$5,531,379	$5,360,064	$5,186,191	$4,813,516
Unearned premiums	2,574,755	2,146,087	2,433,339	2,548,743	2,466,213	2,132,841
Insurance and reinsurance balances payable	225,715	244,988	255,922	250,248	286,068	311,933
Securities lending payable	1,024,752	863,906	858,546	914,466	893,692	982,499
Senior notes	499,288	499,261	499,234	499,207	499,180	499,073
Other liabilities	130,054	175,134	140,869	141,859	146,738	84,357
Liability under repurchase agreement	—	—	—	400,000	400,000	—
Net payable for investments purchased	—	—	49,023	120,505	92,608	186,208

TOTAL LIABILITIES	10,268,772	9,516,687	9,768,312	10,235,092	9,970,690	9,010,427

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,875	1,850	1,849	1,849	1,880	1,872
Additional paid-in capital	1,902,336	1,869,810	1,859,067	1,850,047	1,936,518	1,905,604
Accumulated other comprehensive (loss) income	(104)	22,668	(28,444)	(106,693)	(22,125)	(134,238)
Retained earnings	3,176,654	2,968,900	2,690,742	2,448,711	2,225,474	1,371,990
Treasury shares, at cost	(209,339)	(204,606)	(79,622)	(32)	—	—

TOTAL SHAREHOLDERS’ EQUITY	5,371,422	5,158,622	4,943,592	4,693,882	4,641,747	3,645,228

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$15,640,194	$14,675,309	$14,711,904	$14,928,974	$14,612,437	$12,655,655

Book value per common share	$33.69	$32.69	$30.50	$28.35	$27.54	$21.00

Debt (Senior notes) to total capitalization [a]	8.5%	8.8%	9.2%	9.6%	9.7%	12.0%

Debt plus preferred shares to total capitalization	17.0%	17.7%	18.4%	19.2%	19.4%	24.1%

[a]	The debt to capitalization ratio is calculated by dividing our senior notes by the total capital. Total capital represents shareholders’ equity plus our senior notes.

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AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

As of March 31, 2008

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
TYPE OF INVESTMENT
U.S. government and agency	$1,181,483	$30,492	$(103)	$1,211,872	11%
Non U.S. government	253,721	20,867	(357)	274,231	3%
Corporate debt	2,344,857	45,497	(106,527)	2,283,827	21%
Mortgage-backed [a]	3,569,513	46,591	(35,058)	3,581,046	33%
Asset-backed [a]	450,740	3,387	(7,076)	447,051	4%
Municipals	619,573	7,713	(1,519)	625,767	6%

Total Fixed Maturities	8,419,887	154,547	(150,640)	8,423,794	78%
Cash, net of unsettled trades	—	—	—	601,210	6%

Total Invested Assets	8,419,887	154,547	(150,640)	9,025,004	84%
Operating Cash Balances	—	—	—	995,677	9%

Total Cash and Fixed Maturities	$8,419,887	$154,547	$(150,640)	10,020,681	93%

Other Investments				652,111	6%
Accrued interest receivable				80,990	1%

Total Cash and Investments				$10,753,782	100%

				Fair Value	Percentage
OTHER INVESTMENTS
Hedge funds				$305,438	47%
Collateralized loan obligations				117,648	18%
Credit funds				177,812	27%
Short duration high yield fund				45,655	7%
Other				5,558	1%

Total				$652,111	100%

[a]	For a further breakdown of our mortgage-backed and asset-backed securities, refer to page 10.

8

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO COMPOSITION - QUARTERLY

	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
TYPE OF INVESTMENT
U.S. government and agency	11.3%	10.1%	11.5%	12.1%	12.0%	18.6%
Non U.S. government	2.6%	2.7%	1.7%	1.6%	1.7%	1.2%
Corporate debt	21.2%	20.5%	17.7%	15.6%	14.7%	16.1%
Mortgage-backed	33.3%	33.2%	31.3%	30.7%	30.0%	29.0%
Asset-backed	4.2%	5.1%	5.5%	5.6%	5.9%	4.4%
Municipals	5.7%	7.9%	7.8%	5.0%	3.5%	4.9%
Mortgage derivatives	—	—	0.5%	0.7%	0.5%	2.2%

Total Fixed Maturities	78.3%	79.5%	76.0%	71.3%	68.3%	76.4%
Cash, net of unsettled trades	5.6%	5.4%	4.9%	7.2%	9.4%	1.7%

Total Invested Assets	83.9%	84.9%	80.9%	78.5%	77.7%	78.1%
Operating Cash Balances	9.3%	8.1%	12.4%	9.8%	10.7%	15.0%

Total Cash and Fixed Maturities	93.2%	93.0%	93.3%	88.3%	88.4%	93.1%
Other Investments	6.0%	6.2%	6.0%	10.9%	11.0%	6.9%
Accrued interest receivable	0.8%	0.8%	0.7%	0.8%	0.6%	—

Total Cash and Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CREDIT QUALITY OF FIXED MATURITIES
AAA	72.4%	70.8%	71.4%	75.3%	76.8%	78.2%
AA	9.1%	7.8%	7.7%	6.9%	5.5%	3.3%
A	9.7%	12.5%	11.3%	8.1%	6.9%	9.8%
BBB	8.8%	8.9%	9.6%	9.7%	10.8%	8.7%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
MATURITY PROFILE OF FIXED MATURITIES
Within one year	7.9%	10.4%	5.9%	7.5%	7.3%	6.5%
From one to five years	30.8%	25.2%	27.1%	25.6%	25.6%	31.3%
From five to ten years	8.5%	10.6%	10.0%	10.7%	11.6%	12.3%
Above ten years	5.0%	5.6%	7.9%	4.3%	2.1%	3.3%
Asset-backed and mortgage-backed securities	47.8%	48.2%	49.1%	51.9%	53.4%	46.6%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	As of or for the quarter ended
	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
PORTFOLIO CHARACTERISTICS OF INVESTED ASSETS
Annualized effective yield of invested assets	4.9%	4.9%	5.0%	5.0%	4.9%	5.1%
Yield to maturity of invested assets	5.1%	5.1%	5.6%	5.5%	5.5%	5.1%
Average duration of invested assets	2.9 yrs	2.7 yrs	3.2 yrs	3.2 yrs	3.1 yrs	3.2 yrs
Average credit quality of invested assets	AA+	AA+	AA+	AA+	AA+	AAA

9

AXIS Capital Holdings Limited

MORTGAGE AND ASSET BACKED SECURITIES

As of March 31, 2008

	Mortgage-Backed Securities By Rating and Class
	Agency [a]		AAA		AA		A		BBB
	Residential	Commercial	Residential	Commercial	Residential	Commercial	Residential	Commercial	Residential	Commercial	Total
Agency
Agency Pass-Throughs	$1,889,064	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,889,064
Agency CMO’s	119,972	24,886	—	—	—	—	—	—	—	—	144,858
Agency Floating Rate MBS	135,332	—	—	—	—	—	—	—	—	—	135,332
Non-Agency
Non-Agency CMO’s	—	—	397,807	928,383	3,993	12,255	—	9,348	2,591	—	1,354,377
Non-Agency Floating Rate MBS	—	—	37,959	—	—	—	—	—	—	—	37,959
Other	—	—	19,456	—	—	—	—	—	—	—	19,456

Total	$2,144,368	$24,886	$455,222	$928,383	$3,993	$12,255	$—	$9,348	$2,591	$—	$3,581,046

	Asset-Backed Securities By Rating
Description	AAA	AA	A	BBB	Total
Auto	$252,513	$—	$—	$704	$253,217
CLO	—	—	35,091	18,019	53,110
CDO	8,971	346	455	167	9,939
Credit Card	61,187	—	—	—	61,187
Equipment	11,605	—	—	—	11,605
Home Equity	51,647	350	—	1,536	53,533
Other	4,460	—	—	—	4,460

Total	$390,383	$696	$35,546	$20,426	$447,051

[a]	These represent securities backed by U.S Government sponsored agencies.

10

AXIS Capital Holdings Limited

SUBPRIME AND ALTERNATIVE-A HOLDINGS

As of March 31, 2008

	SUBPRIME AND ALTERNATIVE-A HOLDINGS BY SECTOR
	Holdings at Fair Value	% of Total Shareholders’ Equity	Net Unrealized Gain / (Loss)	Realized losses and impairments in 2008
Subprime Agency MBS	$14,903	0.28%	$50	$—
Subprime Non-Agency MBS	1,168	0.02%	$(41)	$—
Subprime ABS	44,359	0.83%	$(2,808)	$(2,741)

Total Subprime	$60,430	1.13%	$(2,799)	$(2,741)

Alternative-A Agency MBS	$551	0.01%	$(9)	$—
Alternative-A Non-Agency MBS	141,090	2.63%	$(5,009)	$—
Alternative-A ABS	—	—	$—	$—

Total Alternative-A	$141,641	2.64%	$(5,018)	$—

TOTAL Subprime and Alternative-A	$202,071	3.77%	$(7,817)	$(2,741)

	SUBPRIME AND ALTERNATIVE-A HOLDINGS AT FAIR VALUE BY RATING & VINTAGE
	Agency	AAA	AA	Total	Percentage of total
Sub-prime 2003 and prior	$1,447	$2,828	$100	$4,375	7.2%
Sub-prime 2004	—	6,401	—	6,401	10.6%
Sub-prime 2005	—	7,847	—	7,847	13.0%
Sub-prime 2006	—	17,448	8,106	25,554	42.3%
Sub-prime 2007	13,456	2,797	—	16,253	26.9%

Total Subprime	$14,903	$37,321	$8,206	$60,430	100.0%

Rating as Percentage of Total	24.7%	61.8%	13.6%	100.0%

Alternative-A 2003 and prior	$—	$6,491	$4,010	$10,501	7.4%
Alternative-A 2004	551	38,979	251	39,781	28.0%
Alternative-A 2005	—	62,128	—	62,128	43.9%
Alternative-A 2006	—	21,768	—	21,768	15.4%
Alternative-A 2007	—	7,463	—	7,463	5.3%

Total Alternative A	$551	$136,829	$4,261	$141,641	100.0%

Rating as Percentage of Total	0.4%	96.6%	3.0%	100.0%

Subprime and Alternative-A 2003 and prior	$1,447	$9,319	$4,110	$14,876	7.4%
Subprime and Alternative-A 2004	551	45,380	251	46,182	22.9%
Subprime and Alternative-A 2005	—	69,975	—	69,975	34.6%
Subprime and Alternative-A 2006	—	39,216	8,106	47,322	23.4%
Subprime and Alternative-A 2007	13,456	10,260	—	23,716	11.7%

TOTAL Subprime and Alternative-A	$15,454	$174,150	$12,467	$202,071	100.0%

Rating as Percentage of Total	7.6%	86.2%	6.2%	100.0%

11

AXIS Capital Holdings Limited

INVESTMENT PERFORMANCE- FIXED MATURITY INVESTMENTS

	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
Aggregate AXIS Capital - Fixed Maturities	1.74%	2.34%	2.18%	(0.03)%	1.50%	(0.08)%
Composite Benchmark [a]	2.38%	2.59%	2.63%	(0.18)%	1.46%	(0.20)%

	(0.64)%	(0.25)%	(0.45)%	0.15%	0.04%	0.12%

Individual portfolios

Total return liquidity portfolio	1.52%	1.78%	1.79%	0.84%	1.32%	0.64%
Merrill Lynch 1-3 year Treasury Index	2.98%	2.36%	2.67%	0.71%	1.41%	0.39%

	(1.46)%	(0.58)%	(0.88)%	0.13%	(0.09)%	0.25%

Total return intermediate duration portfolios	2.02%	2.68%	2.74%	(0.38)%	1.57%	(0.17)%
Customized benchmark [b]	2.30%	2.86%	2.73%	(0.35)%	1.58%	(0.26)%

	(0.28)%	(0.18)%	0.01%	(0.03)%	(0.01)%	0.09%

Total return long duration portfolios [c]	n/a	n/a	n/a	n/a	n/a	(0.59)%
Customized benchmark [b]	n/a	n/a	n/a	n/a	n/a	(0.64)%

						0.05%

Total return U.S. combined portfolios	0.93%	2.40%	2.62%	(0.32)%	1.51%	(0.06)%
Customized benchmark [b]	2.05%	2.57%	2.61%	(0.33)%	1.41%	(0.18)%

	(1.12)%	(0.17)%	0.01%	0.01%	0.10%	0.12%

Total return Euro portfolio	3.00%	0.94%	1.79%	(0.44)%	0.59%	(0.59)%
Merrill Lynch 1-7 year EMU Gov’t Index	3.21%	1.15%	2.13%	(0.46)%	0.71%	(0.76)%

	(0.21)%	(0.21)%	(0.34)%	0.02%	(0.12)%	0.17%

[a]	The return for the composite benchmark is calculated using the market value weighted average of each individual portfolio’s benchmark.
[b]	The benchmarks are customized to reflect the desired duration and composition of the portfolio. Benchmarks may be adjusted frequently.
[c]	The assets in the long duration portfolio were transitioned to an intermediate portfolio and measured against the intermediate benchmark as of January 1st, 2007.

12

AXIS Capital Holdings Limited

Reinsurance Recoverable Analysis

	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$83,109	$64,106	$82,795	$104,913	$75,233	$52,934
Reinsurance	12,239	12,492	14,252	14,991	19,051	75,368

Total	$95,348	$76,598	$97,047	$119,904	$94,284	$128,302

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$492,319	$436,042	$414,777	$409,259	$586,485	$784,470
Reinsurance	—	—	—	—	—	—

Total	$492,319	$436,042	$414,777	$409,259	$586,485	$784,470

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$844,747	$852,054	$842,797	$819,925	$734,041	$561,712
Reinsurance	27,747	26,047	24,144	22,621	21,081	13,245

Total	$872,494	$878,101	$866,941	$842,546	$755,122	$574,957

Provision against reinsurance recoverables:
Insurance	$(19,794)	$(19,794)	$(19,944)	$(19,944)	$(19,944)	$(2,604)
Reinsurance	(14,054)	(14,054)	(14,054)	(14,054)	(14,054)	(12,619)

Total	$(33,848)	$(33,848)	$(33,998)	$(33,998)	$(33,998)	$(15,223)

Net reinsurance recoverables:
Insurance	$1,400,381	$1,332,408	$1,320,425	$1,314,153	$1,375,815	$1,396,512
Reinsurance	25,932	24,485	24,342	23,558	26,078	78,994

Total	$1,426,313	$1,356,893	$1,344,767	$1,337,711	$1,401,893	$1,475,506

13

AXIS Capital Holdings Limited

Reinsurance Recoverable Analysis

Consolidated Reinsurance Recoverable	March 31, 2008
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision against Reinsurance Recoverables	Provision against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers	$860,458	$(46,102)	$814,356	60.4%	15.2%	$(20,846)	2.4%	$839,612
Other reinsurers balances > $20 million	173,228	(6,601)	166,627	12.4%	3.1%	(113)	0.1%	$173,115
Other reinsurers balances < $20 million	426,476	(60,116)	366,360	27.2%	6.8%	(12,890)	3.0%	$413,586

Total	$1,460,162	$(112,819)	$1,347,343	100.0%	25.1%	$(33,849)	2.3%	$1,426,313

At March 31, 2008, 95.7% (December 31, 2007: 94.5%) of the reinsurers were rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Swiss Reinsurance America Corporation	16.0%	4.0%
Transatlantic Reinsurance Company	9.6%	2.4%
Partner Reinsurance Company Ltd of the US	9.4%	2.4%
XL Reinsurance America	7.5%	1.9%
Berkley Insurance Company	3.8%	1.0%
Hannover Rueckversicherung AG	3.6%	0.9%
Lloyd’s of London	3.1%	0.8%
General Reinsurance Corporation	2.6%	0.7%
ACE Property & Casualty Insurance Co	2.4%	0.6%
Federal Insurance Company	2.3%	0.6%

	60.4%	15.3%

14

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended March 31, 2008			Quarter ended March 31, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses
Beginning of period	$5,587,311	$(1,356,893)	$4,230,418	$5,015,113	$(1,359,154)	$3,655,959
Incurred	512,579	(150,898)	361,681	480,265	(87,468)	392,797
Paid	(305,975)	81,478	(224,497)	(312,344)	44,729	(267,615)
Foreign exchange losses	20,293	—	20,293	3,157	—	3,157

End of period [a]	$5,814,208	$(1,426,313)	$4,387,895	$5,186,191	$(1,401,893)	$3,784,298

[a]	As at March 31, 2008, the gross reserve for losses and loss expenses included IBNR of $3,992 million, or 69%, of total gross reserves for loss and loss expenses. As at December 31, 2007, the comparable amount was $3,890 million, or 70%.

15

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended March 31, 2008			Quarter ended March 31, 2007
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$201,488	$104,487	$305,975	$181,854	$130,490	$312,344
Reinsurance recoveries received	(81,478)	—	(81,478)	(44,729)	—	(44,729)

Net losses paid	120,010	104,487	224,497	137,125	130,490	267,615
Change in:
Reported case reserves	92,709	12,029	104,738	(81,327)	(50,972)	(132,299)
IBNR	14,703	87,163	101,866	171,237	128,983	300,220
Reinsurance recoveries on unpaid loss and loss expense reserves	(67,972)	(1,448)	(69,420)	(41,084)	(1,655)	(42,739)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$159,450	$202,231	$361,681	$185,951	$206,846	$392,797

Gross reserve for losses and loss expenses	$3,442,804	$2,371,404	$5,814,208	$3,260,711	$1,925,480	$5,186,191

Prior years net favorable reserve development	$54,580	$33,531	$88,111	$28,727	$37,237	$65,964

Key Ratios
Net paid to net incurred percentage	75.3%	51.7%	62.1%	73.7%	63.1%	68.1%

Net paid losses / Net premiums earned	40.0%	29.1%	34.1%	43.5%	35.2%	39.0%
Change in net loss and loss expense reserves / Net premiums earned	13.2%	27.2%	20.8%	15.5%	20.6%	18.3%

Net loss and loss expense ratio	53.2%	56.3%	54.9%	59.0%	55.8%	57.3%

16

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE

	Quarter ended
	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
Gross losses paid	$201,488	$239,712	$126,883	$184,760	$181,854	$189,531
Reinsurance recoveries received	(81,478)	(98,388)	(48,874)	(170,522)	(44,729)	(87,081)

Net losses paid	120,010	141,324	78,009	14,238	137,125	102,450
Change in:
Reported case reserves	92,709	(9,888)	1,976	(75,880)	(81,327)	(46,694)
IBNR	14,703	(17,802)	39,379	133,548	171,237	69,534
Reinsurance recoveries on unpaid loss and loss expense reserves	(67,972)	(11,982)	(6,272)	61,662	(41,084)	30,880

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$159,450	$101,652	$113,092	$133,568	$185,951	$156,170

Gross reserve for losses and loss expenses	$3,442,804	$3,333,743	$3,363,368	$3,319,952	$3,260,711	$3,087,144

Prior years net favorable reserve development	$54,580	$70,870	$58,607	$55,814	$28,727	$65,947

Key Ratios
Net paid to net incurred percentage	75.3%	139.0%	69.0%	10.7%	73.7%	65.6%

Net paid losses / Net premiums earned	40.0%	48.2%	25.8%	4.8%	43.5%	31.7%
Change in Net loss and loss expense reserves / Net premiums earned	13.2%	(13.5%)	11.6%	40.0%	15.5%	16.7%

Net loss and loss expense ratio	53.2%	34.7%	37.5%	44.8%	59.0%	48.4%

17

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Quarter ended
	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q1 2006
Gross losses paid	$104,487	$103,817	$105,316	$117,057	$130,490	$151,409
Reinsurance recoveries received	—	—	(738)	(2,250)	—	(8,875)

Net losses paid	104,487	103,817	104,578	114,807	130,490	142,534

Change in:
Reported case reserves	12,029	162	49,528	3,854	(50,972)	91,098
IBNR	87,163	85,058	61,779	103,974	128,983	(42,867)
Reinsurance recoveries on unpaid loss and loss expense reserves	(1,448)	(143)	(784)	2,520	(1,655)	11,723

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$202,231	$188,894	$215,101	$225,155	$206,846	$202,488

Reserve for losses and loss expenses	$2,371,404	$2,253,568	$2,168,011	$2,040,112	$1,925,480	$1,726,372

Prior years net favorable reserve development	$33,531	$21,131	$23,585	$41,006	$37,237	$(4,877)

Key Ratios
Net paid to net incurred percentage	51.7%	55.0%	48.6%	51.0%	63.1%	70.4%

Net paid losses / Net premiums earned	29.1%	27.6%	27.2%	29.0%	35.2%	45.8%
Change in Net loss and loss expense reserves / Net premiums earned	27.2%	22.6%	28.8%	27.9%	20.6%	19.3%

Net loss and loss expense ratio	56.3%	50.2%	56.0%	56.9%	55.8%	65.1%

18

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended March 31,
	2008	2007
Net income available to common shareholders	$237,722	$227,579

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	143,239	150,433

Dilutive share equivalents:
Warrants	13,160	12,384
Options	2,258	2,192
Restricted stock	1,527	1,026

Weighted average diluted shares outstanding	160,184	166,035

EARNINGS PER COMMON SHARE
Basic	$1.66	$1.51
Diluted	$1.48	$1.37

19

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [a]

	As at
	March 31, 2008	December 31, 2007
Closing price per share	$33.98	$38.97

Shareholders’ equity	$5,371,422	$5,158,622
Less: preferred equity	(500,000)	(500,000)

Common shareholders’ equity	4,871,422	4,658,622
Basic common shares outstanding	144,590	142,520
Book value per common share	$33.69	$32.69

Diluted book value per common share
Common shareholders’ equity	$4,871,422	$4,658,622
Basic common shares outstanding	144,590	142,520
add in:
warrants outstanding [b]	19,659	19,651
options outstanding [c]	3,218	4,810
restricted stock outstanding	4,255	3,312
phantom stock units	64	53
less:
warrants bought back via treasury method	(7,186)	(6,263)
options bought back via treasury method	(2,020)	(2,278)

Diluted common shares outstanding	162,580	161,805

Diluted book value per common share	$29.96	$28.79

[a]	This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.
[b]	The weighted average exercise price per share at March 31, 2008 and December 31, 2007 was $12.42 and $12.43 respectively.
[c]	The weighted average exercise price per share at March 31, 2008 and December 31, 2007 was $21.33 and $18.75 respectively.

20